UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2007

CARVER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21487	13-3904147

(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY 10027-4512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 876-4747

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 7.  NOT APPLICABLE.

ITEM 8.01	OTHER EVENTS.

On February 6, 2007 Carver Bancorp, Inc. issued a press release announcing that on February 5, 2007 it declared a cash dividend on its common stock of $0.09 per share for the quarter ended December 31, 2006, payable on March 5, 2007 to stockholders of record at the close of business on February 20, 2007.

A copy of the press release is attached as Exhibit 99.1 to this Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)	Exhibits

The following Exhibits are filed as part of this report.

Exhibit 99.1 Press release dated February 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.

By:	/s/ Deborah C. Wright
Deborah C. Wright
Chairman & Chief Executive Officer

Dated: February 7, 2007

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press release dated February 6, 2007.